Exhibit 10.4

AGREEMENT AND AMENDMENT NO. 3

This AGREEMENT AND AMENDMENT NO. 3 (this “Third Amendment”) is made this 21 day of July, 2015 by and between ORAMED Ltd., a company incorporated under the laws of the State of Israel, # 513976712 with an address at High-Tech Park 2/4, Givat Ram, Jerusalem, Israel 93706 (the “Company”), and KNRY, Ltd., a company incorporated under the laws of the State of Israel, # 513836502 with an address at 2 Elza Street, Jerusalem, Israel 93706 (the “Consultant”).

WHEREAS:

A.          The Company and the Consultant are parties to the Agreement dated as of July 1, 2008 (the “Original Agreement”), as amended on July 18, 2013 (the “First Amendment”) and on November 13, 2013 (the “Second Amendment” and together with the Original Agreement and the First Agreement - the “Employment Agreement”), for services to be provided by Nadav Kidron Israeli I.D. number 027424282 (“Nadav”); and

B.           The Company and the Consultant wish to amend the Employment Agreement to revise the terms of the Consultant compensation thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Amendment to Section 6. Section 6 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1	Compensation. Effective from July 2015 (inclusive), the Company shall pay to the Consultant in consideration for the performance of the Consulting Services, a gross monthly amount of 79,500 + VAT (approximately $20,810) (the “Consideration”), subject to the receipt by the Company of an invoice from the Consultant. Each of the Consultant and Nadav hereby declares that neither of them has, nor shall have in the future, any claims or demands in respect of amounts paid prior to May 2008.”

2.	Ratification. As amended hereby, the Employment Agreement is ratified and confirmed and all other terms and conditions remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF the parties hereto have executed this Third Amendment effective as of the date and year first above written.

ORAMED LTD.	KNRY LTD.

Per: /s/ Yifat Zommer	/s/ Nadav Kidron
KNRY LTD.
Name: Yifat Zommer	Name: Nadav Kidron

Title: Chief Financial Officer and Secretary